                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         THE AMERICAS INCOME TRUST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               BETHANY S. BRAND
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                                                                 [LOGO]
                                                           Piper Capital
                                                           Management
                                                           222 South Ninth
                                                           Street
                                                           Minneapolis, MN
                                                           55402-3804
                                                           800 866-7778

Dear Shareholders:

Attached is the proxy statement for the annual meeting of shareholders of The Americas Income Trust Inc. (the fund) to be held on May 9, 1996.

SHAREHOLDERS ARE BEING ASKED TO APPROVE TWO PROPOSALS THAT WILL ENABLE PIPER CAPITAL MANAGEMENT INCORPORATED (PIPER CAPITAL) TO HIRE SALOMON BROTHERS ASSET MANAGEMENT INC (SBAM) AS THE FUND'S SUB-ADVISER. The proposals stem from Piper Capital's decision to concentrate its resources on U.S. investment management services. As sub-adviser, SBAM would handle the fund's day-to-day portfolio management duties. Piper Capital, as the fund's adviser, would remain responsible for the oversight of the fund's portfolio strategy. The fund's board of directors unanimously recommends that shareholders vote to approve the proposals.

SHAREHOLDERS ARE BEING ASKED TO VOTE FOR AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND PIPER CAPITAL AUTHORIZING PIPER CAPITAL TO RETAIN A SUB-ADVISER OR SUB-ADVISERS TO ASSIST IN FURNISHING INVESTMENT ADVICE TO THE FUND. ALSO, SHAREHOLDERS ARE BEING ASKED TO VOTE FOR A SUB-ADVISORY AGREEMENT BETWEEN PIPER CAPITAL AND SBAM. In addition, fund shareholders are being asked to re-elect the members of the fund's board of directors and ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the fund. The following shareholder Q&A and proxy statement provide more detailed information about these issues.

PLEASE TAKE A MOMENT NOW TO READ THE INFORMATION AND SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Your prompt attention to this proxy statement will save solicitation expenses for the fund. If you haven't already voted as the date of the meeting approaches, you may receive a telephone call from Shareholder Communications Corporation, a professional proxy solicitation firm, reminding you to exercise your right to vote. If you have questions about these proposals, please contact your broker.

Sincerely,

            [SIG]

William H. Ellis
President

                                                                    [LOGO]

SHAREHOLDER Q&A

                                                                  MARCH 18, 1996
--------------------------------------------------------------------------------

AFTER DECIDING TO CONCENTRATE ITS RESOURCES ON U.S. INVESTMENT MANAGEMENT SERVICES, PIPER CAPITAL MANAGEMENT INC. (PIPER CAPITAL) RECOMMENDED TO THE BOARD OF DIRECTORS OF THE AMERICAS INCOME TRUST THAT SALOMON BROTHERS ASSET MANAGEMENT INC (SBAM) BE HIRED AS THE FUND'S SUB-ADVISER. THE FUND'S BOARD OF DIRECTORS APPROVED THE RECOMMENDATION AND RECOMMENDS SHAREHOLDERS VOTE FOR (1) AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND PIPER CAPITAL AUTHORIZING PIPER CAPITAL TO RETAIN SBAM AND (2) A SUB-ADVISORY AGREEMENT BETWEEN PIPER CAPITAL AND SBAM.

WHAT EXPERIENCE WOULD SBAM BRING TO THE MANAGEMENT OF THE FUND?

Incorporated in 1987 and based in New York, SBAM -- together with its affiliates in London, Frankfurt, Tokyo and Hong Kong -- provides a full range of fixed income and equity investment management services for individual and institutional clients throughout the world. SBAM provides advisory services to both proprietary and nonproprietary mutual funds, offshore funds, institutional accounts, wrap fee products and private clients. SBAM currently serves as investment adviser to four investment companies that have an investment objective similar to that of the fund. These investment companies are Salomon Brothers High Yield Bond Fund, Salomon Brothers High Income Fund, Salomon Brothers Worldwide Income Fund, and Global Partners Income Fund. As of December 31, 1995, SBAM and its affiliates had approximately $13 billion of assets under management.

WOULD THERE BE CHANGES IN THE FUND'S INVESTMENT POLICIES?

Yes. In connection with the proposed employment of SBAM as sub-adviser, the fund's board of directors approved two changes in the fund's non-fundamental investment policies as requested by SBAM. The first change will allow the fund to invest up to 35% of its total assets in non-investment grade securities or unrated securities of comparable quality. The fund is currently permitted to invest up to 10% of its total assets in such securities. Non-investment grade securities, commonly known as "high-yield" or "junk" bonds, are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The second change will allow the fund to invest up to 35% of its total assets in unrated securities, up from the current limit of 20% in such securities. The fund will not invest any more than 35% of its total assets, collectively, in unrated securities of any quality and non-investment grade or comparable quality securities. These changes do not require shareholder approval. They were approved by the board of directors and will be implemented if shareholders approve the sub-advisory agreement with SBAM.

WHY DID SBAM REQUEST THESE CHANGES?

SBAM believes that non-investment grade securities currently present an attractive opportunity in emerging markets such as Mexico. In addition, SBAM believes the fund should be allowed to invest more of its assets in unrated securities because a significant percentage of foreign securities that are of non-investment grade quality are unrated. Keep in mind, however, that additional risks accompany these changes, which are described in more detail on pages 4-6 of the proxy statement.

WOULD THE MANAGEMENT FEES INCREASE IF SBAM WERE HIRED AS SUB-ADVISER?

No. The total advisory fee paid by the fund would remain at the current rate of 0.50% of the fund's average weekly net assets.

WHAT WILL I BE VOTING ON IN REGARD TO HIRING SBAM AS SUB-ADVISER?

First of all, shareholders are being asked to approve an amendment to the investment advisory and management agreement between the fund and Piper Capital authorizing Piper Capital to retain a sub-adviser or sub-advisers to assist in furnishing investment advice to the fund. In addition, shareholders are being asked to approve a sub-advisory agreement between Piper Capital and SBAM.

WILL I BE VOTING ON ANY OTHER ISSUES?

Yes. Fund shareholders are also being asked to re-elect the members of the fund's board of directors and ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the fund.

WHEN IS MY PROXY DUE? WHERE DO I SEND IT?

We'd like to receive your completed, signed and dated proxy as soon as possible. A postage-paid envelope is enclosed for mailing your proxy. If you have misplaced your envelope, please mail your proxy to: Piper Capital Management Proxy Services, P.O. Box 9043, Smithtown, NY 11787-9817. If you haven't returned your ballot as the meeting date approaches, you may receive a call from Shareholder Communications Corporation (SCC) reminding you to vote. Piper Capital has hired SCC to assist with the solicitation of proxies.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?

The shareholder meeting will take place at 10 a.m. on May 9, 1996, on the third floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. Piper Capital will validate parking at the Energy Center Ramp located at South Ninth Street and Third Avenue South. Please bring your parking ticket to the meeting for validation. Regardless of whether you plan to attend the meeting, you should return your proxy card in the mail as soon as possible.

PLEASE READ THE FULL TEXT OF THE ATTACHED PROXY STATEMENT FOR FURTHER
INFORMATION.

                         THE AMERICAS INCOME TRUST INC.
                              PIPER JAFFRAY TOWER
                             222 SOUTH NINTH STREET
                       MINNEAPOLIS, MINNESOTA 55402-3804

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 1996

                             ---------------------

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Americas Income Trust Inc. (the "Fund") will be held at 10:00 a.m., Central Time, on Thursday, May 9, 1996, on the third floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. The purposes of the meeting are as follows:

    1. To vote on an amendment to the Investment Advisory and Management Agreement between the Fund and Piper Capital Management Incorporated (the "Adviser") authorizing the Adviser to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund.

    2. To vote on a sub-advisory agreement between the Adviser and Salomon Brothers Asset Management Inc ("SBAM") pursuant to which SBAM would direct the investment of the Fund's assets and be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets and resources.

    3. To fix the number of members of the Board of Directors at six and to elect a Board of Directors of the Fund.

    4. To ratify the selection by a majority of the independent members of the Board of Directors of the Fund of KPMG Peat Marwick LLP as independent public accountants for the Fund for the fiscal year ending October 31, 1996.

    5. To vote on such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

    Shareholders of record on March 14, 1996, are the only persons entitled to notice of and to vote at the meeting.

    Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUND FURTHER SOLICITATION EXPENSE. A stamped return envelope is enclosed for your convenience.

                                          Susan Sharp Miley, SECRETARY

Dated: March 18, 1996

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                         THE AMERICAS INCOME TRUST INC.
                              PIPER JAFFRAY TOWER
                             222 SOUTH NINTH STREET
                       MINNEAPOLIS, MINNESOTA 55402-3804

                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 9, 1996

    The enclosed proxy is solicited by the Board of Directors of The Americas Income Trust Inc. (the "Fund") in connection with the annual meeting of shareholders of the Fund to be held May 9, 1996, and any adjournments or postponements thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be paid by the Fund, and such mailing will take place on approximately March 25, 1996. Representatives of Piper Capital Management Incorporated (the "Adviser"), the investment adviser and manager of the Fund, may, without cost to the Fund, solicit proxies on behalf of the management of the Fund by means of mail, telephone, or personal calls. In addition, the Fund has engaged Shareholder Communications Corporation to assist in the solicitation of proxies, the cost of which is anticipated to be approximately $12,000. The address of the Adviser is that of the Fund as provided above.

    A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Fund, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, but will be counted as a vote "against" such item. Under the Rules of the New York Stock Exchange, proposals 1 and 2 are considered "non-discretionary" proposals, which means that brokers who hold Fund shares in street name for customers are not authorized to vote on such proposals on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors of the Fund is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to vote upon such matters according to their best judgment.

    Only shareholders of record on March 14, 1996, may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding 6,251,305 common shares, $.01 par value, of the Fund. Common shares represent the only class of securities of the Fund. Each shareholder of the Fund is entitled to one vote for each share held. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of the Fund as of March 14, 1996.

    THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995, INCLUDING FINANCIAL STATEMENTS, WAS PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE ANOTHER COPY, PLEASE CONTACT THE FUND AT 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-866-7778, EXTENSION 6786, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
            APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AND
                   MANAGEMENT AGREEMENT BETWEEN THE FUND AND
                     PIPER CAPITAL MANAGEMENT INCORPORATED

THE PROPOSED AMENDMENT

    The Fund's Board of Directors has approved, and recommends that shareholders approve, an amendment (the "Amendment") to the Investment Advisory and Management Agreement dated January 21, 1994 (the "Advisory Agreement") between the Fund and the Adviser. The Amendment authorizes the Adviser, at its option and expense, to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund. The Amendment is being proposed as a result of the Adviser's decision to concentrate its investment management resources on U.S. investment management. The Amendment provides that the Adviser shall be responsible for monitoring compliance by any sub-adviser it retains with the investment policies and restrictions of the Fund and with any other limitations or directions prescribed by the Fund's Board of Directors. The Amendment further provides that any appointment of a sub-adviser will in no way limit or diminish the Adviser's obligations and responsibilities under the Advisory Agreement.

    The Amendment does not change the rate of the advisory fee payable by the Fund. The Adviser would continue to receive compensation at the current rate of 0.50% of the Fund's average weekly net assets. A sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Salomon Brothers Asset Management Inc ("SBAM") is also being presented for shareholder approval. See "Proposal Two -- Approval of a New Sub-Advisory Agreement Between Piper Capital Management Incorporated and Salomon Brothers Asset Management Inc." If the proposed Sub-Advisory Agreement is approved by shareholders, the Adviser will retain 25% of its advisory fee and pay out the remaining 75% to SBAM.

    The Amendment was approved by the Fund's Board of Directors at a meeting held February 6, 1996, subject to the approval of the shareholders of the Fund. A discussion of the factors considered by the Fund's Board of Directors in approving the Amendment and the Sub-Advisory Agreement is set forth below under "Proposal Two -- Approval of a New Sub-Advisory Agreement Between Piper Capital Management Incorporated and Salomon Brothers Asset Management Inc."

GENERAL INFORMATION CONCERNING THE ADVISORY AGREEMENT

    The Advisory Agreement was approved by the Fund's initial shareholder on January 19, 1994, and was last approved by the Fund's Board of Directors, including the disinterested directors, on May 19, 1995. Pursuant to the Advisory Agreement, the Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments of the Fund and effecting the portfolio transactions of the Fund. In addition, the Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund. Under the Advisory Agreement, the Fund pays the Adviser an advisory fee calculated and paid monthly at the per annum rate of 0.50% of the Fund's average weekly net assets. For the fiscal year ended October 31, 1995, the Fund paid $262,984 in advisory fees to the Adviser.

    The Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Fund. The Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund, or by a vote of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the outstanding voting securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

VOTE REQUIRED

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED AMENDMENT TO THE ADVISORY AGREEMENT. Adoption of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed Amendment.

                                  PROPOSAL TWO
                      APPROVAL OF A SUB-ADVISORY AGREEMENT
               BETWEEN PIPER CAPITAL MANAGEMENT INCORPORATED AND
                     SALOMON BROTHERS ASSET MANAGEMENT INC

THE PROPOSED SUB-ADVISORY AGREEMENT

    Following the Adviser's decision to concentrate its investment management resources on U.S. investment management, the Adviser presented the Sub-Advisory Agreement to the Fund's Board of Directors for its approval. The Board has approved, and recommends that shareholders approve, the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is attached as Exhibit A to this proxy statement. The following discussion is qualified in its entirety by reference to the text of the Sub-Advisory Agreement.

    Under the terms of the Sub-Advisory Agreement, and subject to the supervision of the Adviser, SBAM will direct the investment of the Fund's assets and will be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets and resources.

SBAM will make all determinations with respect to the investment of the assets of the Fund and will take all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of the Fund.

    The Sub-Advisory Agreement provides that the Adviser shall pay SBAM a monthly management fee at an annual rate of .375% of the Fund's average weekly net assets during each month. Such fee is equal to 75% of the advisory fee received by the Adviser from the Fund under the Advisory Agreement. See "Proposal One -- Proposal to Amend the Investment Advisory and Management Agreement Between the Fund and Piper Capital Management Incorporated."

    The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser and SBAM, by the Adviser on 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days' written notice to the Adviser. The Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

BOARD DELIBERATIONS

    The Sub-Advisory Agreement was approved by the Fund's Board of Directors, subject to shareholder approval, at a meeting held February 6, 1996. Prior to approving the Sub-Advisory Agreement, the Board considered a variety of factors, including (a) the historical performance of the Fund; (b) the nature, quality and extent of the services proposed to be provided by the Adviser and SBAM relative to those currently provided by the Adviser alone; (c) the organizational depth, reputation and experience of the Adviser in managing mutual funds and of SBAM in investing globally and in particular in Latin America and South America; (d) the financial condition of SBAM; and (e) the performance of accounts advised by SBAM that are similar in portfolio composition to the Fund. The Board also considered the reasonableness of the proposed fee allocation between the Adviser and SBAM in light of the Adviser's reduced investment role but continued overall responsibility. In making its determination, the Board reviewed, among other things, background information provided by SBAM and a memorandum furnished by the Adviser setting forth the basis for the Adviser's recommendation and including information regarding SBAM, and a memorandum from legal counsel to the independent Directors advising them of their responsibilities in evaluating the Sub-Advisory Agreement and related proposals. In addition, a representative of SBAM reviewed with the Board SBAM's investment strategy for the Fund and responded to questions from Board members.

CHANGES IN INVESTMENT POLICIES

    In connection with the proposed employment of SBAM as sub-adviser to the Fund, the Fund's Board of Directors approved two changes in the Fund's non-fundamental investment policies that will be implemented if the Sub-Advisory Agreement is approved by shareholders. The first such change will allow the Fund to invest a greater percentage of its assets in non-investment grade securities or unrated securities of comparable quality. SBAM requested this change because of its belief that non-investment grade securities currently present an attractive opportunity in emerging markets such as Mexico. However, this increase in permitted investments in non-investment grade securities will increase the Fund's credit risk, as described in more detail below.

    If the Sub-Advisory Agreement is approved, the Fund will be permitted to invest up to 35% of its total assets in debt securities rated below BBB by Standard & Poor's Ratings Services (S&P) or another generally recognized credit rating organization or, if unrated, determined by the Sub-Adviser (subject to the supervision of the Adviser) to be of comparable quality. Such securities, commonly known as "high-yield" or "junk" bonds, are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The Fund is currently permitted to invest up to 10% of its total assets in such securities.

    The prices of high-yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund were to default, the Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of high-yield securities is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high-yield securities and a concomitant volatility in the net asset value of shares of the Fund.

    High-yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

    The secondary market for high-yield securities is less liquid than the markets for higher-quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Board of Directors to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

    Under the Fund's new investment policy, there will be no lower limit with respect to rating categories for securities in which the Fund may invest. Securities rated D by S&P are in the lowest rating class, which indicates that payments are in default or that a bankruptcy petition has been filed with respect to the issuer. See Exhibit B to this proxy statement for a description of S&P's corporate bond ratings.

    The Board of Directors also approved a related change in the Fund's non-fundamental investment policies that will allow the Fund to invest up to 35% of its total assets in unrated securities. The Fund is currently permitted to invest up to 20% of its total assets in such securities. SBAM believes that this change is necessary because a significant percentage of securities that are of non-investment grade quality are unrated. The Fund will be more reliant on SBAM's and the Adviser's evaluation of an issuer's credit risk to the extent it invests in unrated securities. The Fund will not invest more than 35% of its total assets, collectively, in unrated securities and non-investment grade or comparable quality securities.

    In approving the proposed changes in the Fund's investment policies, the Board considered a number of factors in addition to those discussed above including, among others, the potential benefits of the proposed changes relative to the risks, the experience of SBAM in managing portfolios with significant investments in non-investment grade securities and securities of comparable quality, and the performance of those portfolios.

VOTE REQUIRED

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT. Adoption of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed Sub-Advisory Agreement.

                                 PROPOSAL THREE
                             ELECTION OF DIRECTORS

    Fund shareholders are being asked to re-elect the members of the Fund's Board of Directors. The Bylaws of the Fund provide that the shareholders have the power to fix the number of Directors. The Directors recommend that the size of the Board of Directors be maintained at six.

    It is intended that the enclosed proxy will be voted for the re-election of the six persons named below as Directors of the Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his or her name below. Each of the nominees also serves as a Director of each of the other closed-end and open-end investment companies managed by the Adviser, except that Mr. Bennett does not serve as a Director of Piper Global Funds Inc. and Hercules Funds Inc. Each Director has served as a Director of the Fund since the commencement of operations on January 28, 1994.

                                                         PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
         NAME                AGE                                      DURING PAST 5 YEARS
-----------------------      ---      -----------------------------------------------------------------------------------
David T. Bennett                 55   Of counsel  to  the  law  firm  of Gray,  Plant,  Mooty,  Mooty  &  Bennett,  P.A.,
                                       Minneapolis,  Minnesota.  Mr. Bennett  is chairman  of a  group of  privately held companies and  serves  on  the  board  of directors  of  a  number  of  non-profit organizations.

                                                         PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
         NAME                AGE                                      DURING PAST 5 YEARS
-----------------------      ---      -----------------------------------------------------------------------------------
Jaye F. Dyer                     68   President  of Dyer Management  Company, a private  management company, Minneapolis,
                                       Minnesota, since January 1, 1991; prior thereto, Mr. Dyer was President and  Chief
                                       Executive  Officer  of Dyco  Petroleum Corporation,  a  Minneapolis based  oil and natural gas development  company he founded,  from 1971 until  March 1, 1989,  and
                                       Chairman  of the Board  until December 31, 1990.  Mr. Dyer serves  on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial
                                       Corp. (the holding company  of Northwestern National  Life Insurance Company)  and
                                       various privately held and nonprofit corporations.
William H. Ellis*                53   President  of  Piper  Jaffray Companies  Inc.  since September  1982;  Director and
                                       Chairman of the  Board of  the Adviser  since October  1985 and  President of  the
                                       Adviser since December 1994.
Karol D. Emmerich                47   President  of  The  Paraclete  Group,  a  consultant  to  nonprofit  organizations,
                                       Minneapolis, Minnesota,  since May  1993;  prior thereto,  Ms. Emmerich  was  Vice
                                       President,  Treasurer and  Chief Accounting  Officer of  Dayton Hudson Corporation
                                       from 1980 to May 1993.  Ms. Emmerich is an Executive  Fellow at the University  of
                                       St.  Thomas Graduate School of Business and serves  on the board of directors of a number of privately held and nonprofit corporations.
Luella G. Goldberg               59   Member of the Board  of Directors of Northwestern  National Life Insurance  Company
                                       (since   1976),  The  ReliaStar  Financial   Corp.  (since  1989),  TCF  Financial
                                       Corporation (since 1988), the holding company of TCF Bank Savings fsb, and  Hormel
                                       Foods  Corp. (since  1993). Ms.  Goldberg also  serves as  a Trustee  of Wellesley
                                       College and  as a  director of  a  number of  other organizations,  including  the
                                       University  of Minnesota Foundation and  the Minnesota Orchestral Association. Ms.
                                       Goldberg was Chairman of the Board of  Trustees of Wellesley College from 1985  to
                                       1993 and acting President from July 1, 1993 to October 1, 1993.
George Latimer                   60   Chief  Executive Officer of National Equity  Fund, Chicago, Illinois since November
                                       1995; prior thereto, Director,  Special Actions Office,  Office of the  Secretary,
                                       Department  of Housing  and Urban Development  since 1993; and  prior thereto, Mr.
                                       Latimer had been Dean of Hamline Law  School, Saint Paul, Minnesota, from 1990  to
                                       1993.  Mr. Latimer also  serves on the  board of directors  of Digital Biometrics,
                                       Inc. and Payless Cashways, Inc.

------------------------
* Denotes Directors who are "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Fund. Mr. Ellis is deemed an "interested person" of the Fund because of his positions with the Adviser and/or its affiliates.

    As of March 14, 1996, the officers and Directors of the Fund as a group beneficially owned less than 1% of the Fund's outstanding shares. None of the Fund's officers or Directors have family relationships with any other Fund officers or Directors.

    The Board of Directors of the Fund has established an Audit Committee, currently consisting of Mr. Dyer, Ms. Emmerich and Ms. Goldberg, who serves as its chairperson. The Audit Committee met twice during the fiscal year ended October 31, 1995. The Fund does not have nominating or compensation committees.

    The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Fund from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Fund's officers and Directors.

    During the fiscal year ended October 31, 1995, there were eight meetings of the Fund's Board of Directors. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of which they were members that were held while they were serving on the Board of Directors or on such committee.

    No compensation is paid by the Fund to any of its Directors who are officers or employees of the Adviser or any of its affiliates. The Fund, together with all closed-end investment companies managed by the Adviser, pays each of the other Directors an aggregate quarterly retainer of $5,000, which is allocated among the Fund and such other investment companies on the basis of each company's net assets. In addition, the Fund pays each such Director a fee of $250 for each in-person meeting of the Board of Directors he or she attends. Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 per meeting attended ($2,000 for the chairperson of such Committee) with such fee being allocated among all closed-end and open-end investment companies managed by the Adviser on the basis of relative net asset values. Members of other committees currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

    The following table sets forth the aggregate compensation received by each Director from the Fund for the fiscal year ended October 31, 1995 as well as the total compensation received by each Director from the Fund and all other open-end and closed-end investment companies managed by the

Adviser or an affiliate of the Adviser (the "Fund Complex") during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                         PENSION OR
                                         RETIREMENT
                           AGGREGATE      BENEFITS                           TOTAL
                         COMPENSATION      ACCRUED        ESTIMATED       COMPENSATION
                             FROM        AS PART OF    ANNUAL BENEFITS        FROM
       DIRECTOR            THE FUND     FUND EXPENSE   UPON RETIREMENT   FUND COMPLEX*
-----------------------  -------------  -------------  ----------------  --------------
David T. Bennett           $   1,998        None             None          $   61,700
Jaye F. Dyer               $   2,047        None             None          $   67,700
Karol D. Emmerich          $   2,047        None             None          $   67,700
Luella G. Goldberg         $   2,098        None             None          $   70,700
George Latimer             $   1,998        None             None          $   64,700

------------------------
* Consists of 21 open-end and closed-end investment companies managed by the Adviser or an affiliate of the Adviser, including the Fund. Each director included in the table, other than Mr. Bennett, serves on the board of each such investment company. Mr. Bennett served on the board of 19 of such investment companies.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND. The vote of a majority of shares of the Fund represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board of Directors. Unless otherwise instructed, the proxies will vote for the above six nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.

                                 PROPOSAL FOUR
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

    The Directors, including a majority who are not interested persons of the Adviser or the Fund, have selected KPMG Peat Marwick LLP to be the Fund's independent public accountants for the fiscal year ending October 31, 1996. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Fund or in the Adviser, other than receipt of fees for services to the Fund. KPMG Peat Marwick LLP also serves as the independent public accountants for each of the other investment companies managed by the Adviser. KPMG Peat Marwick LLP has been the independent public accountants for the Fund since commencement of operations in January 1994.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND. The vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent public accountants.

                   SUPPLEMENTAL INFORMATION ABOUT THE ADVISER

    The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Fund, the Adviser and Piper Jaffray Companies Inc. is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804. No officer or Director of the Fund owns any voting securities of the Adviser or more than 1% of the voting securities of Piper Jaffray Companies Inc. No officers or Directors of the Fund have family relationships with other officers or Directors of the Fund.

    The names and principal occupations of the principal executive officer and each director of the Adviser are set forth below. The address of all individuals is that of the Fund.

         NAME                                              PRINCIPAL OCCUPATION
-----------------------  -----------------------------------------------------------------------------------------
William H. Ellis         Director, Chairman of the  Board and President of  Piper Capital Management  Incorporated
                          (the "Adviser"); President of Piper Jaffray Companies Inc.
David E. Rosedahl        Director  of  the Adviser;  Managing Director,  Secretary and  General Counsel  for Piper
                          Jaffray Inc.; Managing Director and General Counsel for Piper Jaffray Companies Inc.
Charles N. Hayssen       Director of the Adviser; Chief Information Officer of Piper Jaffray Companies Inc.
Bruce C. Huber           Director of the Adviser; Managing Director of Piper Jaffray Inc.
Momchilo Vucenich        Director of the Adviser; Managing Director of Piper Jaffray Inc.

    The Adviser currently serves as investment adviser for the following investment companies that have an investment objective similar to that of the
Fund:

                                                                                                     NET ASSETS
                                                                                                     OF FUND AT
                             FUND                                     RATE OF COMPENSATION        JANUARY 31, 1996
--------------------------------------------------------------  --------------------------------  ----------------
American Government Income Fund Inc. ("AGF")                    * see below                       $    126,544,103
American Government Income Portfolio, Inc. ("AAF")              * see below                       $    170,391,789
American Opportunity Income Fund Inc. ("OIF")                   ** see below                      $    151,523,844
American Strategic Income Portfolio Inc. ("ASP")                ** see below                      $     68,120,566
American Strategic Income Portfolio Inc. -- II ("BSP")          ** see below                      $    263,018,043

                                                                                                     NET ASSETS
                                                                                                     OF FUND AT
                             FUND                                     RATE OF COMPENSATION        JANUARY 31, 1996
--------------------------------------------------------------  --------------------------------  ----------------
American Strategic Income Portfolio Inc. -- III ("CSP")         ** see below                      $    336,545,645
Highlander Income Fund Inc.                                     Annual rate of .60% of average    $     28,173,334
                                                                 weekly net assets
American Select Portfolio Inc.                                  Annual rate of .50% of average    $    170,846,586
                                                                 weekly net assets
Institutional Government Adjustable Portfolio (a series of      Annual rate of .30% of average    $      8,585,850
 Piper Institutional Funds Inc.)                                 daily net assets
Government Income Fund (a series of Piper Funds Inc.)           Annual rate of .50% on first      $    100,479,827
                                                                 $250,000,000; .45% on next
                                                                 $250,000,000; and .40% on
                                                                 average daily net assets over
                                                                 $500,000,000
Institutional Government Income Portfolio (a series of Piper    Annual rate of .30% on first      $    275,618,941
 Funds Inc.)                                                     $100,000,000; .25% on next
                                                                 $150,000,000; and .20% on
                                                                 average daily net assets over
                                                                 $250,000,000
Hercules World Bond Fund (a series of Hercules Funds Inc.)      Annual rate of 1.00% of average   $      7,501,534
                                                                 daily net assets

------------------------
 * With respect to AGF and AAF, the Adviser receives monthly advisory fees in an amount equal to the sum of .025% of the average weekly net assets of each such fund during the month (approximately .30 of 1% on an annual basis) and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, but such monthly management fee may not exceed in the aggregate 1/12 of .60% of such fund's average weekly net assets during the month (approximately .60% on an annual basis).

** The Adviser receives a monthly management fee from each of OIF, ASP, BSP and CSP equal to the sum of .01667% of the average weekly net assets of such fund during the month (approximately .20 of 1% on an annual basis) and 4.5% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by such fund) accrued by such fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of .725% of the fund's average weekly net assets during the month (approximately .725% on an annual basis).

    The Adviser has not waived, reduced or otherwise agreed to reduce its compensation under any contract applicable to the above Funds.

    In addition to providing investment advisory services to the Fund, the Adviser provides administrative services to the Fund pursuant to an Administration Agreement between the Adviser and the Fund (the "Administration Agreement"). Under the Administration Agreement, the Adviser is required to manage the Fund's business affairs, supervise its overall day to day operations (other than providing investment advice) and provide other administrative services. Under the Administration Agreement, the Fund pays the Adviser an administration fee, calculated and paid monthly, at the per annum rate of 0.20% of the Fund's average weekly net assets. For the fiscal year ended October 31, 1995, the Fund paid $105,193 in administration fees to the Adviser. The Adviser will continue to serve as the Fund's administrator whether or not the Amendment to the Advisory Agreement discussed above is approved.

    As investment adviser to the Fund, the Adviser also receives research services from broker-dealers that execute portfolio transactions for the Fund. In selecting brokers to execute portfolio transactions for the Fund, the Adviser seeks to obtain the best price and execution of orders. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Adviser. Such research services are used by the Adviser in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the Fund.

    For the fiscal year ended October 31, 1995, the Fund paid no brokerage commissions to affiliated brokers.

                 SUPPLEMENTAL INFORMATION ABOUT THE SUB-ADVISER

    SBAM is a registered investment adviser that was incorporated in 1987. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which is in turn wholly owned by Salomon Inc. SBAM in New York, together with its affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a full range of fixed income and equity investment management services for individual and institutional clients throughout the world, and serves as investment adviser to various investment companies. As of December 31, 1995, SBAM and its affiliates had approximately $13.3 billion of assets under management. SBAM provides advisory services to a variety of types of investment accounts including both proprietary and nonproprietary mutual funds, offshore funds, institutional accounts, wrap fee products and private clients.

    Berkshire Hathaway Inc., a Delaware corporation that may be deemed to be controlled by Warren E. Buffet, owned beneficially as of November 30, 1995, 6,633,600 shares of Capital Stock and 560,000 shares of Preferred Stock, Series A, of Salomon Inc., constituting approximately 17.6% of the votes entitled to be cast by the holders of the outstanding voting securities of Salomon Inc.

    The principal address of SBAM and each of its directors and principal executive officer is 7 World Trade Center, 38th Floor, New York, New York 10048. The names and principal occupations of the principal executive officer and each director of SBAM are set forth below.

            NAME                                              PRINCIPAL OCCUPATION
-----------------------------  -----------------------------------------------------------------------------------
Thomas Wise Brock              Chairman of the Board and Chief Executive Officer of SBAM.
Michael Stephen Hyland         President and Director of SBAM.
Rodney B. Berens               Director of SBAM; Managing Director of Salomon Brothers Inc.
James Joseph Lee               Director of SBAM; marketing director for SBAM.
Vilas Gadkari                  Director of SBAM; Managing Director of Salomon Brothers Asset Management Ltd.

    SBAM currently serves as investment adviser for the following investment companies that have an investment objective similar to that of the Fund:

                                                                               FEES WAIVED           NET ASSETS
                                                     RATE OF SBAM'S            PURSUANT TO           OF FUND AT
                     FUND                             COMPENSATION          ADVISORY AGREEMENT    JANUARY 31, 1996
----------------------------------------------  ------------------------  ----------------------  ----------------
Salomon Brothers High Yield Bond Fund Inc.      Annual rate of .75% of             .24%           $     32,670,845
                                                 average daily net          (through 12/31/95)
                                                 assets
Salomon Brothers High Income Fund Inc.          Annual rate of .70% of             None           $     66,450,261
                                                 average weekly net
                                                 assets
Salomon Brothers Worldwide Income Fund Inc.     Annual rate of .90% of             None           $    172,668,055
                                                 average weekly net
                                                 assets
Global Partners Income Fund Inc.                Annual rate of .65% of             None           $    193,362,012
                                                 average weekly net
                                                 assets

                            EXECUTIVE FUND OFFICERS

    Certain information about the executive officers of the Fund is set forth below.

                                                          POSITION AND TERM OF OFFICE WITH THE FUND AND
          NAME                 AGE                       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
-------------------------      ---      ---------------------------------------------------------------------------------
William H. Ellis                   53   President  of the Fund  since December 1994;  see "Proposal Three  -- Election of
                                         Directors" for additional biographical information.
Robert H. Nelson                   32   Senior Vice President  and Treasurer  of the  Fund since  1995; previously,  Vice
                                         President  of the  Fund since  inception; Senior  Vice President  of the Adviser since 1993; previously,  Vice President  of the Adviser  from 1991  to 1993  and
                                         Assistant Vice President from 1989 to 1991.

                                                          POSITION AND TERM OF OFFICE WITH THE FUND AND
          NAME                 AGE                       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
-------------------------      ---      ---------------------------------------------------------------------------------
Thomas S. McGlinch                 38   Vice  President of the Fund since inception; Senior Vice President of the Adviser since 1995; previously, Vice President of the Adviser since 1992, Assistant Vice
                                         President of the Adviser from January to November 1992 and a specialty  products trader at FBS Investment Services from 1990 to 1992.
J. Bradley Stone                   37   Vice President of the Fund since 1995; Senior Vice President of the Adviser since
                                         1995; previously, Vice President of the Adviser since 1991.
Susan S. Miley                     38   Secretary  of the Fund since  1996; Senior Vice President  and General Counsel of the Adviser  since  1995; previously,  counsel  for American  Express  Financial
                                         Advisors,  Minneapolis,  Minnesota from  1994 to  1995  and attorney  at Simpson
                                         Thacher & Bartlett, New York, New York from 1984 to 1992.

               SUPPLEMENTAL INFORMATION AND SHAREHOLDER PROPOSALS

    Based on Fund records and other information, the Fund believes that all SEC filing requirements applicable to its Directors, officers, Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Fund's fiscal year ended October 31, 1995, were complied with except that Paula R. Meyer and Momchilo Vucenich each failed to timely file a Form 3. There were no transactions reportable that were not reported on a timely basis and the required Forms were all subsequently filed.

    Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Fund's offices, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, no later than November 25, 1996.

                                          Susan Sharp Miley, SECRETARY

Dated: March 18, 1996

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

    Agreement,  dated as of                , 1996, by  and between Piper Capital
Management Incorporated, a Delaware corporation (the "Adviser"), and Salomon Brothers Asset Management Inc, a Delaware corporation (the "Sub-Adviser").

    WHEREAS, the Adviser is the investment adviser to The Americas Income Trust Inc. (the "Company"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Company.

    NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

    1. The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Company, and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Company, including, but not limited to (a) brokerage and commission expenses; (b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company; (c) interest charges on borrowings; (d) the cost of other personnel providing services to the Company; (e) fees and expenses of registering and maintaining registration of the Company's shares under appropriate federal securities laws and of registering or otherwise qualifying and maintaining registration or qualification of the shares of the Company under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Company's shares on the principal exchanges where listed or, if the Company's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Company's shares on the principal over-the-counter market where traded; (g) expenses of printing and distributing reports to shareholders; (h) costs of shareholders' meetings and proxy solicitation; (i) charges and expenses of the Company's administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Company's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or the Sub-Adviser; (k) legal and auditing expenses; (l) costs of certificates representing common shares of the Company; (m) costs of stationery and supplies;
(n) insurance expenses; (o) association membership dues; (p) travel expenses of officers and employees of the Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; (q) travel expenses for attendance at Board of Directors meetings by members of the Board of Directors of the Company, if any, who are also "interested persons" or "affiliated persons" of the Sub-Adviser; and (r) all other charges and costs of the Company's operation unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Company in any way or otherwise be deemed an agent of the Company.

    2. The Sub-Adviser shall direct the investment of the Company's assets in accordance with the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable laws, and the investment objective, policies and restrictions set forth in the Company's Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, subject to the supervision of the Company, its officers and directors, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by the Adviser to the Sub-Adviser and subject to such further limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

    3. The Sub-Adviser shall formulate and implement a continuing program for the management of the Company's assets. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Company and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Company. The Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Company's Board of Directors (which shall make all non-investment decisions with respect to the securities in which the assets of the Company may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Company's portfolio securities should be exercised.

    4. The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Investment Advisory and Management Agreement between the Company and the Adviser (the "Advisory Agreement"), which reports may be distributed by the Adviser to the Company's Board of Directors at periodic meetings of such Board and at such other times as may be reasonably requested by the Company's Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to Company's Board of Directors.

    5. The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Company and markets on or in which such transactions will be executed and shall place, in the name of the Company or its nominee, all such orders.

    (a) When placing such orders, the Sub-Adviser is authorized to employ such dealers and brokers as may, in the judgment of the Sub-Adviser (taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities), implement the policy of the Fund to obtain the best price and execution. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its sub-advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser.

    It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Company, and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Company. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Company. When two or more of the clients of the Sub-Adviser (including the Company) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

    (b) The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Company by the Securities and Exchange Commission, it will not purchase or sell securities for the Company in any transaction in which it, the Adviser or any "affiliated person" of the Company, the Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Company's Board of Directors.

    (c) The Sub-Adviser agrees that it will not execute any portfolio transactions for the Company with a broker or dealer or futures commission merchant which is an "affiliated person" of the Company, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser. Notwithstanding the foregoing, transactions may be effected through Piper Jaffray Inc. if commissions, fees or other remuneration received are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting such transactions, the Sub-Adviser-shall comply with
Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted pursuant to Rule 17e-1 thereunder by the Company's Board of Directors.

    (d) The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Company shall bear all brokerage commissions in connection with the purchases and sales of portfolio securities for the Company and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

    6. The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser or the Company with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser or the Company, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

    7. The Sub-Adviser shall cooperate with and make available to the Adviser, the Company and any agents engaged by the Company, the Sub-Adviser's expertise relating to matters affecting the Company.

    8. For the services to be rendered and the facilities to be furnished under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly management fee at the annual rate of .375% of the Company's average weekly net assets during each month, as calculated below.

    For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Company's average net assets for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for the Company, then the calculation will be based on the Company's net assets on the business day immediately preceding such Friday. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month during which this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees as set forth above.

    Anything to the contrary herein notwithstanding, the Sub-Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

    9.  The Sub-Adviser represents, warrants and agrees that:

        (a) The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply the Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

        (b) The Sub-Adviser will maintain, keep current and preserve on behalf of the Company in the manner provided by the 1940 Act all records required by the 1940 Act with respect to the Sub-Adviser's activities hereunder. The Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

        (c) The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser or the Company's administrator may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

        (d) After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

        (e) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

    10. The Adviser represents, warrants and agrees that:

        (a) It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

        (b) The Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Company by applicable law and regulations.

    11. The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

    12. This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Company to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

    This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Company, upon 60 days' written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Company.

    Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Company shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

    13. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Company.

    14. This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

    15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

    17. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                          PIPER CAPITAL MANAGEMENT
                                          INCORPORATED

                                          By ___________________________________
                                          Name:
                                          Title:

                                          SALOMON BROTHERS ASSET
                                          MANAGEMENT INC

                                          By ___________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT B

           STANDARD & POOR'S RATINGS SERVICES CORPORATE BOND RATINGS

    AAA:   Bonds rated AAA have the  highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    C1:   The  rating C1 is  reserved for income  bonds on which  no interest is being paid.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS  (+) OR MINUS (-):   The ratings from AA to  CCC may be modified by the
addition of a plus or minus to show relative standing within the major rating categories.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          THE AMERICAS INCOME TRUST INC.

                               Piper Jaffray Tower
                             222 South Ninth Street
                              Minneapolis, Minnesota
                                   55402-3804

 The undersigned appoints William H. Ellis, Brian L. Patterson and Susan S. Miley, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of The Americas Income Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on May 9, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. This proxy is solicited on behalf of management.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                                Dated:_________________________, 1996

                                _____________________________________

                                _____________________________________
                                IMPORTANT:  Please date and sign this proxy.
                                If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE BELOW MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

THE PROXIES ARE INSTRUCTED:

1. To vote: FOR_____ AGAINST_____ ABSTAIN_______ approval of an amendment to the Investment Advisory and Management Agreement between the Fund and Piper Capital Management Incorporated (the "Adviser") authorizing the Adviser to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund.

2. To vote: FOR______ AGAINST______ ABSTAIN______ approval of a sub-advisory agreement between the Adviser and Salomon Brothers Asset Management Inc. ("SBAM") pursuant to which SBAM would direct the investment of the Fund's assets and be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets and resources.

3. To vote:

    ______FOR all nominees listed below (except as marked to the contrary below)

    ______WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer.

-------------------------------------------------------------------------------
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above.)

4. To vote: FOR_______ AGAINST_______ ABSTAIN______ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.